UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-22328

Columbia Seligman Premium Technology Growth Fund, Inc.

(Exact name of registrant as specified in charter)

290 Congress Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
June 30, 2022 (Unaudited)
Columbia Seligman Premium Technology Growth Fund, Inc.
Not FDIC or NCUA Insured • No Financial Institution Guaranteed • May Lose Value

(Unaudited)
Under the managed distribution policy of Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund) and subject to the approval of the Fund’s Board of Directors (the Board), the Fund expects to make quarterly cash distributions (in February, May, August and November) to holders of common stock (Common Stockholders). The Fund’s most recent distribution under its managed distribution policy (paid on August 23, 2022) amounted to $0.4625 per share, which is equal to a quarterly rate of 1.507% (6.03% annualized) of the Fund’s market price of $30.69 per share as of July 31, 2022.  You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s managed distribution policy. Historically, the Fund has at times distributed more than its income and net realized capital gains, which has resulted in Fund distributions substantially consisting of return of capital or other capital source. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The Fund’s Board may determine in the future that the Fund’s managed distribution policy and the amount or timing of the distributions should not be continued in light of changes in the Fund’s portfolio holdings, market or other conditions or factors, including that the distribution rate under such policy may not be dependent upon the amount of the Fund’s earned income or realized capital gains. The Board could also consider amending or terminating the current managed distribution policy because of potential adverse tax consequences associated with maintaining the policy. In certain situations, returns of capital could be taxable for federal income tax purposes, and all or a portion of the Fund’s capital loss carryforwards from prior years, if any, could effectively be forfeited. The Board may amend or terminate the Fund’s managed distribution policy at any time without prior notice to Fund stockholders; any such change or termination may have an adverse effect on the market price of the Fund’s shares.
See Notes to Financial Statements for additional information related to the Fund’s managed distribution policy.
Columbia Seligman Premium Technology Growth Fund, Inc.   |  Semiannual Report 2022

Letter to the Stockholders
(Unaudited)
Dear Stockholders,
We are pleased to present the semiannual stockholder report for Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund). The report includes the Fund’s investment results, portfolio of investments and financial statements as of June 30, 2022.
The Fund’s common shares (Common Stock) returned -26.49%, based on net asset value, and -30.07%, based on market price, for the six months ended June 30, 2022. In comparison, the Fund’s benchmark, the S&P North American Technology Sector Index, returned -32.04% for the same time period.
During the first half of 2022, the Fund paid two distributions in accordance with its managed distribution policy that aggregated to $0.9250 per share of Common Stock of the Fund. The Fund has exemptive relief from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains more often than once in any one taxable year. Unless you elected otherwise, distributions were paid in additional shares of the Fund.
On June 21, 2022, the Fund held its 12th Annual Meeting of Stockholders in Minneapolis, Minnesota. Stockholders voted in favor of the recommendations of the Fund’s Board of Directors (the “Board”) on each of two proposals at the Meeting.
Specifically, Stockholders elected two Directors, Messrs. Douglas A. Hacker and Daniel J. Beckman, and re-elected two other Directors, Mses. Minor M. Shaw and Sandra L. Yeager, to the Board, each for a term that will expire at the Fund’s 2025 Annual Meeting of Stockholders. Stockholders also ratified the Board’s selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2022.
Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, distributions and other information can be found at columbiathreadneedleus.com/investor/ under the Closed-End Funds tab.
On behalf of the Board, we would like to thank you for your continued support of Columbia Seligman Premium Technology Growth Fund, Inc.
Regards,
Catherine James Paglia
Co-Chair of the Board
Douglas A. Hacker
Co-Chair of the Board

For more information, go online to columbiathreadneedleus.com/investor/; or call American Stock Transfer & Trust Company, LLC, the Fund’s Stockholder Servicing Agent, at 866.666.1532. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.
Columbia Seligman Premium Technology Growth Fund, Inc.   |  Semiannual Report 2022

Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund) mails one stockholder report to each stockholder address. If you would like more than one report, please call shareholder services at 800.937.5449 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures that can be found by visiting columbiathreadneedleus.com/investor/. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.937.5449.
Additional Fund information
For more information, go online to columbiathreadneedleus.com/investor/; or call American Stock Transfer & Trust Company, LLC, the Fund’s Stockholder Servicing Agent, at 866.666.1532. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund transfer agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Columbia Seligman Premium Technology Growth Fund, Inc.  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks growth of capital and current income.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 2009
Braj Agrawal
Co-Portfolio Manager
Managed Fund since 2010
Christopher Boova
Co-Portfolio Manager
Managed Fund since 2016
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Vimal Patel
Technology Team Member
Managed Fund since 2018
Shekhar Pramanick
Technology Team Member
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended June 30, 2022)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Market Price	11/24/09	-30.07	-22.44	13.94	16.34
Net Asset Value	11/30/09	-26.49	-17.88	15.71	15.74
S&P North American Technology Sector Index		-32.04	-26.03	16.50	17.60
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/investor/.
Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Price Per Share
	June 30, 2022	March 31, 2022	December 31, 2021
Market Price ($)	25.08	32.10	37.01
Net Asset Value ($)	25.23	31.87	35.42

Distributions Paid Per Common Share
Payable Date	Per Share Amount ($)
January 18, 2022	1.2869(a)
February 22, 2022	0.4625
May 24, 2022	0.4625
(a) The Fund paid this special 2021 fourth quarter distribution beyond its typical quarterly managed distribution policy to stockholders of record on December 13, 2021.
The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at June 30, 2022)
Common Stocks	96.7
Money Market Funds	3.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at June 30, 2022)
Communication Services	10.7
Consumer Discretionary	2.1
Health Care	0.2
Industrials	2.3
Information Technology	84.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at June 30, 2022)
Information Technology
Application Software	8.9
Communications Equipment	5.2
Data Processing & Outsourced Services	4.7
Electronic Equipment & Instruments	1.6
Internet Services & Infrastructure	2.1
IT Consulting & Other Services	0.9
Semiconductor Equipment	12.7
Semiconductors	21.4
Systems Software	13.6
Technology Hardware, Storage & Peripherals	13.6
Total	84.7
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Fund Investment Objective, Strategies, Policies and Principal Risks
(Unaudited)
Fund Investment Objective
The Fund’s investment objective is to seek growth of capital and current income. The Fund’s investment objective is non-fundamental and may be changed by the Board without approval of the Fund’s stockholders.
Fund Investment Strategies and Policies
Under normal market conditions, the Fund invests at least 80% of its “Managed Assets” (as defined below) in a portfolio of equity securities of technology and technology-related companies that Columbia Management Investment Advisers, LLC (the Investment Manager) believes offer attractive opportunities for capital appreciation. Under normal market conditions, the Fund’s investment program consists primarily of (i) investing in a portfolio of equity securities of technology and technology-related companies that seeks to exceed the total return, before fees and expenses, of the S&P North American Technology Sector Index and (ii) writing call options on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active non-financial domestic and international companies listed on the NASDAQ Stock Market, or its exchange-traded fund equivalent (the NASDAQ 100) on a month-to-month basis, with an aggregate notional amount typically ranging from 0%-90% of the underlying value of the Fund’s holdings of common stock (the Rules-based Option Strategy, as further described below). The Fund expects to generate current income from premiums received from writing call options on the NASDAQ 100.
In determining the level (i.e., 0% to 90%) of call options to be written on the NASDAQ 100, the Investment Manager’s Rules-based Option Strategy is based on the CBOE NASDAQ-100 Volatility IndexSM (the VXN Index). The VXN Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term NASDAQ 100 Index options. The VXN Index, which is quoted in percentage points (e.g., 19.36), is a leading barometer of investor sentiment and market volatility relating to the NASDAQ 100 Index. In general, the Investment Manager intends to write more call options when market volatility, as represented by the VXN Index, is high (and premiums received for writing the option are high) and write fewer call options when market volatility, as represented by the VXN Index, is low (and premiums for writing the option are low).
The Fund’s Rules-based Option Strategy with respect to writing call options is as follows:
When the VXN Index is:	Aggregate Notional Amount of Written Call Options as a Percentage of the Fund’s Holdings in Common Stocks
17 or less	25%
Greater than 17, but less than 18	Increase up to 50%
At least 18, but less than 33	50%
At least 33, but less than 34	Increase up to 90%
At least 34, but less than 55	90%
At 55 or greater	0% to 90%
In addition to the Rules-based Option Strategy, the Fund may write additional calls with aggregate notional amounts of up to 25% of the value of the Fund’s holdings in common stock (to a maximum of 90% when aggregated with the call options written pursuant to the Rules-based Option Strategy) when the Investment Manager believes call premiums are attractive relative to the risk of the price of the NASDAQ 100. The Fund may also close (or buy back) a written call option if the Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written. The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection.
The Fund’s investment policy of investing at least 80% of its Managed Assets in equity securities of technology and technology-related companies and its policy with respect to the use of the Rules-based Option Strategy on a month-to-month basis may be changed by the Board without stockholder approval only following the provision of 60 days’ prior written notice to stockholders.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	5

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
The Fund is a non-diversified fund. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This policy may not be changed without a stockholder vote.
The Fund has a fundamental policy of investing at least 25% of its total assets in securities principally engaged in technology and technology-related stocks. This policy may not be changed without a stockholder vote.
The Fund may also invest: up to 15% of its Managed Assets in illiquid securities (i.e., securities that at the time of purchase are not readily marketable); up to 20% of its Managed Assets in debt securities (including convertible and non-convertible debt securities), such as debt securities issued by technology and technology-related companies and obligations of the U.S. Government, its agencies and instrumentalities, and government-sponsored enterprises, as well as below-investment grade securities (i.e., high-yield or junk bonds); and up to 25% of its Managed Assets in equity securities of companies organized outside of the United States. The Fund may hold foreign securities of issuers located or doing substantial business in emerging markets. Each of these policies may be changed by the Board without stockholder approval.
The Fund has other fundamental policies that may not be changed without a stockholder vote. Under these policies, the Fund may not:
•	Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time, and except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities;
•	Issue senior securities or borrow money, except as permitted by the Investment Company Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;
•	Make loans, except as permitted by the Investment Company Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;
•	Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security or in connection with investments in other investment companies;
•	Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts; and
•	Invest 25% or more of its Managed Assets (as defined below), at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its Managed Assets in technology and technology-related stocks (in which the Fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or government-sponsored enterprises.
“Managed Assets” means the net asset value of the Fund’s outstanding common stock plus any liquidation preference of any issued and outstanding Fund preferred stock and the principal amount of any borrowings used for leverage.
The Fund’s fundamental policies set forth above prohibit transactions “except as permitted by the Investment Company Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The reference to the Investment Company Act, means the Investment Company Act of 1940, as amended, and the reference to the SEC means the Securities and Exchange Commission. The following discussion explains the flexibility that the Fund gains from these exceptions.
Issuing senior securities — A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The Investment Company Act limits the ability of a closed-end fund to issue senior securities, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the Fund maintains segregated
6	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Fund to operate in reliance upon these staff interpretations.
Borrowing money — The Investment Company Act permits the Fund to borrow up to 33 1/3% of its Managed Assets, plus an additional 5% of its Managed Assets for temporary purposes.
Making loans — The Investment Company Act generally prohibits the Fund from making loans to affiliated persons but does not otherwise restrict the Fund’s ability to make loans.
Under the Investment Company Act, the Fund’s fundamental policies may not be changed without the approval of the holders of a “majority of the outstanding” common stock and, if issued, preferred stock voting together as a single class, and of the holders of a “majority of the outstanding” preferred stock voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means the lesser of: (i) 67% or more of the shares present at a stockholder meeting, if the holders of more than 50% of the outstanding shares are present at the meeting or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.
Principal Risks
An investment in the Fund involves risks. In particular, investors should consider Market Risk, Information Technology  Sector Risk, and Derivatives Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund. See also the Fund’s "Significant Risks" in the Notes to Financial Statements section.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Credit Risk. Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA assign credit ratings to certain debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	7

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund’s losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the
8	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	9

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. This risk may be particularly acute in the current market environment. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Small- and Mid-Cap Stock Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger companies but are more likely to have more risk than larger companies. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowing, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund’s overall returns.  Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
10	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events –  or the potential for such events –  could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	11

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
advantageous time or price). The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors, including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Semiconductor and Semiconductor Equipment Industry Risk. The Fund will concentrate (have at least 25% of its assets) in companies in the semiconductor and semiconductor equipment industry as categorized by GICS®. Companies in the same or related industries may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments than funds that invest more broadly. Generally, the more broadly a fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
The Fund is sensitive to, and its performance may depend to a greater extent on, the overall condition of the semiconductor and semiconductor equipment industry. The risks of investments in the industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products and related technology; economic performance of the customers of semiconductor and related companies; their research costs and the risks that their products may not prove commercially successful; and thin capitalization and limited product lines, markets, financial resources or quality management and personnel. Semiconductor design and process methodologies are subject to rapid technological change requiring large expenditures, potentially requiring financing that may be difficult or impossible to obtain, for research and development in order to improve product performance and increase manufacturing yields. These companies rely on a combination of patents, trade secret laws and contractual provisions to protect their technologies. The process of seeking patent protection can be long and expensive. The industry is characterized by frequent litigation regarding patent and other intellectual property rights, which may require such companies to defend against competitors’ assertions of intellectual property infringement or misappropriation. Some companies are also engaged in other lines of business unrelated to the semiconductor business, and these companies may experience problems with these lines of business that could adversely affect their operating results. The international operations of many companies expose them to the risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations,
12	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
tariffs, and trade disputes. Business conditions in this industry can change rapidly from periods of strong demand to periods of weak demand. Any future downturn in the industry could harm the business and operating results of these companies. The stock prices of companies in the industry have been and will likely continue to be volatile relative to the overall market.
The industry may also be affected by risks that affect the broader technology sector, including: government regulation, dramatic and often unpredictable changes in growth rates and competition for qualified personnel, a small number of companies representing a large portion of the technology semiconductor industry as a whole, cyclical market patterns, significant product price erosion hampering company profits, periods of over-capacity and production shortages, changing demand, variations in manufacturing costs and yields and significant expenditures for capital equipment and product development.
Transactions in Derivatives. The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR) or the London Interbank Offered Rate (commonly known as LIBOR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4, among other things, requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to their portfolios and to establish a comprehensive derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 is required from and after August 19, 2022. Rule 18f-4 could have an adverse impact on the Fund’s performance and ability to implement its investment strategies as it has historically.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	13

Fees and Expenses and Share Price Data
(Unaudited)
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund’s Common Stock. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Stockholder Transaction Expenses
Dividend investment plan	None(a)

Annual Expenses (as a percentage of net asset attributable to common shares)
Management fees(b)	1.06%
Other expenses	0.07%
Acquired fund fees and expenses	0.00%
Total Annual Expenses(c)	1.13%
(a)	There are no service or brokerage charges to participants in the dividend investment plan; however, the Fund reserves the right to amend the plan to include a service charge payable to the Fund by the participants. The Fund reserves the right to amend the plan to provide for payment of brokerage fees by the plan participants in the event the plan is changed to provide for open market purchases of Fund Common Stock on behalf of plan participants.
(b)	The Fund’s management fee is 1.06% of the Fund’s average daily Managed Assets (which means the net asset value of Fund’s outstanding common stock plus the liquidation preference of any issued and outstanding preferred stock of the Fund and the principal amount of any borrowing used for leverage). The management fee rate noted in the table reflects the rate paid by Common Stockholders as a percentage of the Fund’s net assets attributable to Common Stock.
(c)	“Total Annual Expenses" include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Total gross expenses” shown in the Financial Highlights section of this report because “Total gross expenses” does not include acquired fund fees and expenses.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
•	you invest $1,000 in the Fund for the periods indicated,
•	your investment has a 5% return each year, and
•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Columbia Seligman Premium Technology Growth Fund, Inc. Common Stock	$12	$36	$62	$137
The purpose of the tables above is to assist you in understanding the various costs and expenses you will bear directly or indirectly.
Share Price Data
The Fund’s Common Stock is traded primarily on the New York Stock Exchange (the Exchange). The following table shows the high and low closing prices of the Fund’s Common Stock on the Exchange for each calendar quarter since the beginning of 2020, as well as the net asset values and the range of the percentage (discounts)/premiums to net asset value per share that correspond to such prices.
14	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Fees and Expenses and Share Price Data  (continued)
(Unaudited)
	Market Price ($)		Corresponding NAV ($)		Corresponding (Discount)/Premium to NAV (%)
	High	Low	High	Low	High	Low
2020
1st Quarter	25.25	14.44	24.69	15.42	2.27	(6.36)
2nd Quarter	23.37	16.18	21.01	17.28	11.23	(6.37)
3rd Quarter	23.33	21.09	22.31	21.35	4.57	(1.22)
4th Quarter	27.63	21.33	27.41	21.91	0.80	(2.65)
2021
1st Quarter	31.45	26.67	31.75	28.10	(0.94)	(5.09)
2nd Quarter	35.94	31.05	33.83	29.82	6.24	4.12
3rd Quarter	35.33	32.60	33.69	32.17	4.87	1.34
4th Quarter	39.07	32.10	35.81	31.86	9.10	0.75
2022
1st Quarter	37.50	28.28	35.64	28.72	5.22	(1.53)
2nd Quarter	32.11	24.47	32.13	24.64	(0.06)	(0.69)
The Fund’s Common Stock has historically fluctuated between trading on the market at a discount to net asset value and at a premium to net asset value. The closing market price, net asset value and percentage (discount)/premium to net asset value per share of the Fund’s Common Stock on June 30, 2022 were $25.08, $25.23, and (0.59)%, respectively.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	15

Portfolio of Investments
June 30, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.2%
Issuer	Shares	Value ($)
Communication Services 10.4%
Broadcasting 1.4%
Fox Corp., Class A	184,700	5,939,952
Total Broadcasting		5,939,952
Cable & Satellite 0.5%
Comcast Corp., Class A	47,925	1,880,577
Total Cable & Satellite		1,880,577
Interactive Home Entertainment 1.5%
Activision Blizzard, Inc.	77,682	6,048,321
Total Interactive Home Entertainment		6,048,321
Interactive Media & Services 6.4%
Alphabet, Inc., Class A(a),(b)	7,241	15,780,022
Alphabet, Inc., Class C(a)	4,685	10,248,203
Total Interactive Media & Services		26,028,225
Movies & Entertainment 0.5%
Warner Bros Discovery, Inc.(a)	153,532	2,060,399
Total Movies & Entertainment		2,060,399
Wireless Telecommunication Services 0.1%
T-Mobile USA, Inc.(a)	3,400	457,436
Total Wireless Telecommunication Services		457,436
Total Communication Services		42,414,910
Consumer Discretionary 2.0%
Internet & Direct Marketing Retail 2.0%
eBay, Inc.	195,829	8,160,194
Total Internet & Direct Marketing Retail		8,160,194
Total Consumer Discretionary		8,160,194
Health Care 0.2%
Biotechnology 0.2%
Eiger BioPharmaceuticals, Inc.(a)	110,761	697,794
Total Biotechnology		697,794
Total Health Care		697,794
Industrials 2.3%
Heavy Electrical Equipment 2.0%
Bloom Energy Corp., Class A(a)	489,301	8,073,466
Total Heavy Electrical Equipment		8,073,466
Common Stocks (continued)
Issuer	Shares	Value ($)
Human Resource & Employment Services 0.3%
HireRight Holdings Corp.(a)	75,195	1,068,521
Total Human Resource & Employment Services		1,068,521
Total Industrials		9,141,987
Information Technology 82.3%
Application Software 8.7%
Cerence, Inc.(a)	84,792	2,139,302
Dropbox, Inc., Class A(a)	434,335	9,116,692
Intapp, Inc.(a)	20,363	298,114
Salesforce, Inc.(a)	18,800	3,102,752
Samsara, Inc., Class A(a)	179,426	2,004,189
Splunk, Inc.(a)	8,700	769,602
Synopsys, Inc.(a)	52,902	16,066,337
Zendesk, Inc.(a)	24,300	1,799,901
Total Application Software		35,296,889
Communications Equipment 5.0%
Arista Networks, Inc.(a)	26,144	2,450,739
Cisco Systems, Inc.	53,500	2,281,240
F5, Inc.(a)	37,100	5,677,784
Lumentum Holdings, Inc.(a)	77,150	6,127,253
Plantronics, Inc.(a)	34,219	1,357,810
Telefonaktiebolaget LM Ericsson, ADR	345,700	2,558,180
Total Communications Equipment		20,453,006
Data Processing & Outsourced Services 4.6%
Fidelity National Information Services, Inc.	38,600	3,538,462
Fiserv, Inc.(a)	46,576	4,143,867
Visa, Inc., Class A	56,525	11,129,207
Total Data Processing & Outsourced Services		18,811,536
Electronic Equipment & Instruments 1.5%
Advanced Energy Industries, Inc.	84,425	6,161,337
Total Electronic Equipment & Instruments		6,161,337
Internet Services & Infrastructure 2.1%
GoDaddy, Inc., Class A(a)	122,085	8,492,233
Total Internet Services & Infrastructure		8,492,233
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Portfolio of Investments  (continued)
June 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Consulting & Other Services 0.9%
DXC Technology Co.(a)	81,700	2,476,327
Thoughtworks Holding, Inc.(a)	92,003	1,298,162
Total IT Consulting & Other Services		3,774,489
Semiconductor Equipment 12.3%
Applied Materials, Inc.(b)	136,786	12,444,790
Lam Research Corp.(b)	55,072	23,468,933
Teradyne, Inc.(b)	159,607	14,292,807
Total Semiconductor Equipment		50,206,530
Semiconductors 20.8%
Analog Devices, Inc.	75,594	11,043,527
Broadcom, Inc.(b)	32,825	15,946,713
GlobalFoundries, Inc.(a)	69,615	2,808,269
Intel Corp.	79,916	2,989,658
Marvell Technology, Inc.	189,222	8,236,834
Microchip Technology, Inc.	76,800	4,460,544
Micron Technology, Inc.	140,860	7,786,741
NXP Semiconductors NV	33,200	4,914,596
Qorvo, Inc.(a)	59,175	5,581,386
Rambus, Inc.(a)	111,300	2,391,837
Renesas Electronics Corp.(a)	491,400	4,446,854
SMART Global Holdings, Inc.(a)	138,790	2,271,992
Synaptics, Inc.(a)	102,153	12,059,162
Total Semiconductors		84,938,113
Systems Software 13.2%
Fortinet, Inc.(a)	144,220	8,159,968
Microsoft Corp.(b)	59,100	15,178,653
NortonLifeLock, Inc.	338,748	7,438,906
Oracle Corp.	68,700	4,800,069
Common Stocks (continued)
Issuer	Shares	Value ($)
Palo Alto Networks, Inc.(a)	17,011	8,402,413
Tenable Holdings, Inc.(a)	25,300	1,148,873
VMware, Inc., Class A	32,973	3,758,262
Xperi Holding Corp.	339,088	4,893,040
Total Systems Software		53,780,184
Technology Hardware, Storage & Peripherals 13.2%
Apple, Inc.(b)	168,800	23,078,336
Dell Technologies, Inc.	96,579	4,462,915
HP, Inc.(b)	268,750	8,809,625
NetApp, Inc.	110,659	7,219,393
Western Digital Corp.(a)	227,949	10,218,954
Total Technology Hardware, Storage & Peripherals		53,789,223
Total Information Technology		335,703,540
Total Common Stocks (Cost: $250,138,309)		396,118,425

Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.247%(c),(d)	13,659,698	13,651,503
Total Money Market Funds (Cost: $13,652,301)		13,651,503
Total Investments in Securities (Cost $263,790,610)		409,769,928
Other Assets & Liabilities, Net		(2,026,126)
Net Assets		$407,743,802

At June 30, 2022, securities and/or cash totaling $95,421,002 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
NASDAQ 100 Index	Morgan Stanley	USD	(356,615,320)	(310)	12,150.00	7/15/2022	(3,409,726)	(2,168,450)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	17

Portfolio of Investments  (continued)
June 30, 2022 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at June 30, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended June 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 1.247%
	12,268,140	36,132,180	(34,748,527)	(290)	13,651,503	(2,584)	26,477	13,659,698
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Portfolio of Investments  (continued)
June 30, 2022 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	42,414,910	—	—	42,414,910
Consumer Discretionary	8,160,194	—	—	8,160,194
Health Care	697,794	—	—	697,794
Industrials	9,141,987	—	—	9,141,987
Information Technology	331,256,686	4,446,854	—	335,703,540
Total Common Stocks	391,671,571	4,446,854	—	396,118,425
Money Market Funds	13,651,503	—	—	13,651,503
Total Investments in Securities	405,323,074	4,446,854	—	409,769,928
Investments in Derivatives
Liability
Options Contracts Written	(2,168,450)	—	—	(2,168,450)
Total	403,154,624	4,446,854	—	407,601,478
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	19

Statement of Assets and Liabilities
June 30, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $250,138,309)	$396,118,425
Affiliated issuers (cost $13,652,301)	13,651,503
Cash	102,500
Receivable for:
Dividends	188,779
Foreign tax reclaims	13,815
Other assets	22,605
Total assets	410,097,627
Liabilities
Option contracts written, at value (premiums received $3,409,726)	2,168,450
Payable for:
Management services fees	11,962
Stockholder servicing and transfer agent fees	1,139
Compensation of board members	140,908
Compensation of chief compliance officer	46
Other expenses	31,320
Total liabilities	2,353,825
Net assets applicable to outstanding Common Stock	$407,743,802
Represented by
Paid in capital	227,057,647
Total distributable earnings (loss)	180,686,155
Total - representing net assets applicable to outstanding Common Stock	$407,743,802
Shares outstanding applicable to Common Stock	16,163,347
Net asset value per share of outstanding Common Stock	$25.23
Market price per share of Common Stock	$25.08
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Statement of Operations
Six Months Ended June 30, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$1,794,963
Dividends — affiliated issuers	26,477
Foreign taxes withheld	(21,121)
Total income	1,800,319
Expenses:
Management services fees	2,549,067
Stockholder servicing and transfer agent fees	12,204
Compensation of board members	7,828
Custodian fees	5,121
Printing and postage fees	29,541
Stockholders’ meeting fees	20,345
Audit fees	24,614
Legal fees	3,892
Compensation of chief compliance officer	34
Other	57,008
Total expenses	2,709,654
Net investment loss	(909,335)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,440,320
Investments — affiliated issuers	(2,584)
Foreign currency translations	(1,176)
Options contracts written	15,700,010
Net realized gain	24,136,570
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(175,697,065)
Investments — affiliated issuers	(290)
Foreign currency translations	(597)
Options contracts written	2,756,255
Net change in unrealized appreciation (depreciation)	(172,941,697)
Net realized and unrealized loss	(148,805,127)
Net decrease in net assets resulting from operations	$(149,714,462)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	21

Statement of Changes in Net Assets
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations
Net investment loss	$(909,335)	$(930,162)
Net realized gain	24,136,570	74,275,861
Net change in unrealized appreciation (depreciation)	(172,941,697)	96,952,182
Net increase (decrease) in net assets resulting from operations	(149,714,462)	170,297,881
Distributions to stockholders
Net investment income and net realized gains	(14,942,636)	(49,943,197)
Total distributions to stockholders	(14,942,636)	(49,943,197)
Increase in net assets from capital stock activity	8,180,820	751,802
Total increase (decrease) in net assets	(156,476,278)	121,106,486
Net assets at beginning of period	564,220,080	443,113,594
Net assets at end of period	$407,743,802	$564,220,080

	Six Months Ended		Year Ended
	June 30, 2022 (Unaudited)		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	233,799	8,180,820	22,951	751,802
Total net increase	233,799	8,180,820	22,951	751,802
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

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Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	23

Financial Highlights
The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.
Total return measures the Fund’s performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur on distributions or on the sale of Fund shares. Total returns and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a Fund’s portfolio turnover rate may be higher.
	Six Months Ended June 30, 2022 (Unaudited)	Year ended December 31,
		2021	2020	2019
Per share data
Net asset value, beginning of period	$35.42	$27.86	$23.43	$16.96
Income from investment operations:
Net investment income (loss)	(0.06)	(0.06)	0.11	(0.02)
Net realized and unrealized gain (loss)	(9.20)	10.76	6.17	8.34
Total from investment operations	(9.26)	10.70	6.28	8.32
Less distributions to Stockholders from:
Net investment income	—	—	(0.11)	—
Net realized gains	(0.93)	(3.14)	(1.74)	(1.85)
Tax return of capital	—	—	—	—
Total distributions to Stockholders	(0.93)	(3.14)	(1.85)	(1.85)
Dilution in net asset value from share purchases (via dividend reinvestment program)(a)	(0.00)(b)	—	—	—
Anti-dilution in net asset value from share buy-backs (via stock repurchase program)(a)	—	—	—	—
Net asset value, end of period	$25.23	$35.42	$27.86	$23.43
Market price, end of period	$25.08	$37.01	$27.24	$23.55
Total return
Based upon net asset value	(26.49%)	39.38%	29.17%	51.04%
Based upon market price	(30.07%)	48.96%	25.65%	53.17%
Ratios to average net assets
Total gross expenses(c)	1.13%(d)	1.13%	1.15%	1.15%
Net investment income (loss)	(0.38%)(d)	(0.18%)	0.50%	(0.08%)
Supplemental data
Net assets, end of period (in thousands)	$407,744	$564,220	$443,114	$372,063
Portfolio turnover	4%	27%	32%	43%

Notes to Financial Highlights
(a)	Prior to the period ended June 30, 2022, per share amounts were only presented if the net dilution/anti-dilution impact was material relative to the Fund’s average net assets for Common Stock.
(b)	Rounds to zero.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Financial Highlights  (continued)
Year ended December 31,
2018	2017	2016	2015	2014	2013	2012

$20.83	$17.78	$17.29	$17.69	$16.18	$15.36	$17.13

(0.01)	(0.06)	(0.05)	(0.04)	(0.07)	(0.07)	(0.08)
(1.36)	5.74	2.39	1.49	3.43	2.74	0.16
(1.37)	5.68	2.34	1.45	3.36	2.67	0.08

—	—	—	—	—	—	—
(2.50)	(2.63)	(1.85)	(1.85)	(1.85)	(0.42)	—
—	—	—	—	—	(1.43)	(1.85)
(2.50)	(2.63)	(1.85)	(1.85)	(1.85)	(1.85)	(1.85)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
$16.96	$20.83	$17.78	$17.29	$17.69	$16.18	$15.36
$16.81	$22.25	$18.74	$17.93	$18.93	$14.39	$14.51

(7.77%)	32.72%	15.29%	8.40%	22.32%	19.02%	0.36%
(14.42%)	34.51%	17.18%	5.05%	47.17%	12.05%	3.71%

1.15%	1.16%	1.17%	1.17%	1.17%	1.17%	1.15%
(0.05%)	(0.28%)	(0.33%)	(0.24%)	(0.41%)	(0.46%)	(0.46%)

$265,315	$320,472	$273,226	$265,426	$271,300	$247,700	$234,613
34%	47%	61%	61%	60%	57%	73%
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	25

Notes to Financial Statements
June 30, 2022 (Unaudited)
Note 1. Organization
Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund) is a non-diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.
The Fund was incorporated under the laws of the State of Maryland on September 3, 2009, and commenced investment operations on November 30, 2009. The Fund had no investment operations prior to November 30, 2009 other than those relating to organizational matters and the sale to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), of 5,250 shares of Common Stock at a cost of $100,275 on October 14, 2009. As of December 31, 2009, the Fund issued 14,300,000 shares of Common Stock, including 13,100,000 shares of Common Stock in its initial public offering and 1,200,000 shares of Common Stock purchased by the Fund’s underwriters pursuant to an over-allotment option granted to the underwriters in connection with the initial public offering. On January 13, 2010, the Fund’s underwriters purchased an additional 545,000 shares of Common Stock pursuant to the over-allotment option, resulting in a total of 14,845,000 shares of Common Stock issued by the Fund in its initial public offering, including shares purchased by the underwriters pursuant to the over-allotment option. With the closing of this additional purchase of Common Stock, the Fund’s total raise-up in its initial public offering was an aggregate of $296.9 million. The Fund has one billion authorized shares of Common Stock. The issued and outstanding Common Stock trades on the New York Stock Exchange under the symbol “STK”.
The Fund currently has outstanding Common Stock. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the Common Stockholders, including the election of directors. Because the Fund has no other classes or series of stock outstanding, Common Stock possesses exclusive voting power. All of the Fund’s shares of Common Stock have equal dividend, liquidation, voting and other rights. The Fund’s Common Stockholders have no preference, conversion, redemption, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities.
Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage to increase its investments or for other management activities through the issuance of Preferred Stock and/or borrowings. The costs of issuing Preferred Stock and/or a borrowing program would be borne by Common Stockholders and consequently would result in a reduction of net asset value of Common Stock.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and
26	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Notes to Financial Statements  (continued)
June 30, 2022 (Unaudited)
exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Directors. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Directors. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. The Fund uses a rules-based call option writing strategy on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active nonfinancial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (NASDAQ 100) on a month-to-month basis.
The Fund may also seek to provide downside protection by purchasing puts on the NASDAQ 100 when premiums on these options are considered by the Investment Manager to be low and, therefore, attractive relative to the downside protection provided.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
June 30, 2022 (Unaudited)
The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection. In this regard, options may include writing “in-” or “out-of-the-money” put options or buying or selling options in connection with closing out positions prior to expiration of any options. However, the Fund does not intend to write “naked” call options on individual stocks (i.e., selling a call option on an individual security not owned by the Fund) other than in connection with implementing the options strategies with respect to the NASDAQ 100. The put and call options purchased, sold or written by the Fund may be exchange-listed or over-the-counter.
The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements. A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. With exchange-traded purchased options, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded option contracts with respect to any collateral that is held in a broker’s customer accounts. While clearing brokers are required to segregate customer collateral from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of collateral held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. Collateral (margin) requirements differ by type of derivative. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. Margin requirements are established by the exchange for exchange traded options. Brokers can ask for margin in excess of the minimum in certain circumstances. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund has written option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
28	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Notes to Financial Statements  (continued)
June 30, 2022 (Unaudited)
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2022:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	2,168,450
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	15,700,010

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	2,756,255
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	29

Notes to Financial Statements  (continued)
June 30, 2022 (Unaudited)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2022:
Derivative instrument	Average value ($)*
Options contracts — written	(2,780,584)

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2022.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2022:
Morgan Stanley ($)
Liabilities
Options contracts written	2,168,450
Total financial and derivative net assets	(2,168,450)
Total collateral received (pledged) (a)	(2,168,450)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
30	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Notes to Financial Statements  (continued)
June 30, 2022 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Dividends to stockholders
In November 2010, the Fund paid its first dividend under the Fund’s managed distribution policy adopted by the Fund’s Board of Directors. Prior to the managed distribution policy, the Fund paid distributions pursuant to a level rate distribution policy. Under its former distribution policy and consistent with the 1940 Act, the Fund could not distribute long-term capital gains, as defined in the Internal Revenue Code of 1986, more often than once in any one taxable year. In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to distribute long-term capital gains more often than once in any one taxable year. After consideration by the Fund’s Board of Directors, the Fund adopted the managed distribution policy which allows the Fund to make periodic distributions of long-term capital gains. Under its managed distribution policy, the Fund intends to make quarterly distributions to Common Stockholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. It is possible that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of capital as described below. A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a Stockholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Stockholder of his or her shares. Distributions may vary, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.
The Board of Directors may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including, but not limited to, as the Fund’s portfolio and market conditions change, the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.
Dividends and other distributions to stockholders are recorded on ex-dividend dates.
The Fund has an investment objective to seek growth of capital and current income. In the latter regard, in 2021, the Fund’s managed distribution policy provided stockholders with current income through quarterly distributions of $0.4625 per share, comprised of $0.4701 short-term capital gains and $1.3799 long-term capital gains.  The Fund also paid a special fourth quarter distribution, beyond its typical quarterly managed distribution policy, in the amount of $1.2869 per share. No portion of the Fund’s 2021 distributions, including such special distribution, consisted of a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. The Fund was fully
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	31

Notes to Financial Statements  (continued)
June 30, 2022 (Unaudited)
invested throughout 2021, implementing its technology and options investing strategies so as to position the Fund to achieve its capital appreciation investment objective, as evidenced by the Fund’s NAV return of 39.38% in 2021, which outperformed the Fund’s benchmark, the S&P North American Technology Sector Index’s return of 26.40% for the same period.
Guarantees and indemnifications
Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 1.06% of the Fund’s daily Managed Assets. "Managed Assets" means the net asset value of the Fund’s outstanding Common Stock plus the liquidation preference of any issued and outstanding preferred stock of the Fund and the principal amount of any borrowings used for leverage. To date, the Fund has not issued preferred stock.
Compensation of board members
Members of the Board of Directors who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Directors may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Directors has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
260,381,000	176,077,000	(28,857,000)	147,220,000
32	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Notes to Financial Statements  (continued)
June 30, 2022 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,565,676 and $30,385,387, respectively, for the six months ended June 30, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Dividend investment plan and stock repurchase program
The Fund, in connection with its Dividend Investment Plan (the Plan), issues shares of its own Common Stock, as needed, to satisfy the Plan requirements. A total of 233,799 shares were issued to the Plan participants during the six months ended June 30, 2022 for proceeds of $8,180,820, a weighted average discount of (0.87)% from the net asset value of those shares.
Pursuant to the Plan, unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional Common Stock. If you hold your shares in street name or other nominee (i.e., through a broker), you should contact them to determine their policy, as the broker firm’s policy with respect to Fund distributions may be to default to a cash payment. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares of Common Stock are held in street or other nominee name, then to such nominee). Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, LLC (AST), 59 Maiden Lane Plaza Level, New York, New York 10038. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST, prior to the record date for the next distribution. Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution. The income tax consequences of participation in the Plan are the same whether you participate in the Plan and reinvest your Fund distributions or you elect not to participate in the Plan and receive all your Fund distributions in cash (i.e., capital gains and income are realized, although cash is not received by the shareholder).
Under the Plan, Common Stockholders receive shares of Common Stock in lieu of cash distributions unless they have elected otherwise as described above. Common Stock will be issued in lieu of cash by the Fund from previously authorized but unissued Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. Market price on any day means the closing price for the Common Stock at the close of regular trading on the New York Stock Exchange on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.
The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund reserves the right to amend the Plan to provide for payment of brokerage fees by the Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of the Plan participants. All correspondence concerning the Plan should be directed to AST.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	33

Notes to Financial Statements  (continued)
June 30, 2022 (Unaudited)
The Fund’s Board re-approved the Fund’s stock repurchase program for 2022, which is identical to the Fund’s 2021 stock repurchase program. The Fund, under its stock repurchase program, currently intends to make open market purchases of its Common Stock from time to time when the Fund’s Common Stock is trading at a discount to its net asset value, in an amount approximately sufficient to offset the growth in the number of shares of Common Stock issued as a result of the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received by the Fund from its underlying portfolio investments less fund expenses. No shares were purchased in the open market during the six months ended June 30, 2022.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund Lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund entered into a master interfund lending agreement (the Interfund Program) with certain other funds advised by the Investment Manager or its affiliates (each a Participating Fund). The Interfund Program allows each Participating Fund to lend money directly to and, other than closed-end funds (including the Fund) and money market funds, borrow money directly from other Participating Funds for temporary purposes through the Interfund Program (each an Interfund Loan).
A Participating Fund may make unsecured borrowings under the Interfund Program if its outstanding borrowings from all sources, including those outside of the Interfund Program, immediately after such unsecured borrowing under the Interfund Program are equal to or less than 10% of its total assets, provided that if the borrowing Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the borrowing Participating Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. A Participating Fund may not borrow through the Interfund Program or from any other source if its total outstanding borrowings immediately after a borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Participating Fund’s fundamental or non-fundamental policy restriction.
No Participating Fund may lend to another Participating Fund through the Interfund Program if the loan would cause the lending Participating Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Participating Fund’s Interfund Loans to any one Participating Fund may not exceed 5% of the lending Participating Fund’s net assets at the time of the loan. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this limitation. Each Interfund Loan may be called on one business day’s notice by a lending Participating Fund and may be repaid on any day by a borrowing Participating Fund.
Loans under the Interfund Program are subject to the risk that the borrowing Participating Fund could be unable to repay the loan when due, and a delay in repayment to the lending Participating Fund could result in a lost opportunity by the lending Participating Fund to invest those loaned assets and additional lending costs. Because the Investment Manager provides investment management services to both borrowing and lending Participating Funds, the Investment Manager may have a potential conflict of interest in determining that an Interfund Loan is comparable in credit quality to other high-quality money market instruments. The Participating Fund has adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.
As noted above, the Fund may only participate in the Interfund Program as a Lending Fund. The Fund did not lend money under the Interfund Program during the six months ended June 30, 2022.
34	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Notes to Financial Statements  (continued)
June 30, 2022 (Unaudited)
Note 9. Investments in illiquid investments
The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of Managed Assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Note 10. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Information technology sector risk
The Fund invests a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk of loss. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	35

Notes to Financial Statements  (continued)
June 30, 2022 (Unaudited)
circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Options risk
The Fund engages in transactions in options on securities, indices, exchange traded funds and market baskets of securities on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.
In addition to writing call options as described above, the Fund may purchase put options. By buying a put option, the Fund will pay a premium to acquire a right to sell the securities or instruments underlying the put at the exercise price of the option. The Fund will lose money if the securities or instruments underlying the option do not decline in value below the exercise price of the option by an amount sufficient to offset the premium paid to acquire the option. To the extent the Fund purchases put options in the OTC market, the Fund will be subject to the credit risk of the seller of the option. The Fund also may write put options on the types of securities or instruments that may be held by the Fund, provided that such put options
36	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Notes to Financial Statements  (continued)
June 30, 2022 (Unaudited)
are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. In exchange for the premium received, the Fund has the obligation to buy the securities or instruments underlying the option at an agreed-upon exercise price if the securities or instruments decrease below the exercise price of the option.
The Fund will lose money if the securities or instruments decrease in value so that the amount the Fund is obligated to pay the counterparty to the option to purchase the securities underlying the option upon exercise of the option exceeds the value of those securities by an amount that is greater than the premium received by the Fund for writing the option.
The Fund may purchase call options on any of the types of securities or instruments in which it may invest. In exchange for paying the option premium, a purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security or instrument at the exercise price. The Fund will lose money if the securities or instruments underlying the option do not appreciate in value in an amount sufficient to offset the premium paid by the Fund to acquire the option.
Writing call options risk
A principal aspect of the Fund’s investment strategy involves writing call options on the NASDAQ 100. This part of the Fund’s strategy subjects the Fund to certain additional risks. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.
The Fund intends to write call options on the NASDAQ 100; however, it does not intend to have a portfolio of securities that mirrors the securities in the NASDAQ 100. As a result, during a period when the Fund has outstanding call options written on the NASDAQ 100, the NASDAQ 100 may appreciate to a greater extent than the securities in the Fund’s portfolio. If the call options are exercised in these circumstances, the Fund’s loss on the options will be greater because it will be paying the option holder not only an amount effectively representing appreciation on securities in its own portfolio but also an amount representing the greater appreciation experienced by the securities in the NASDAQ 100 that the Fund does not own. If, at a time these call options may be exercised, the securities underlying these options have market values above the exercise price, then these call options will be exercised and the Fund will be obligated to deliver to the option holder either the securities underlying these options or to deliver the cash value of those securities, in exchange for which the option holder will pay the Fund the exercise price. In either case, the Fund will incur losses to the extent the market value of the underlying securities exceed the sum of the premium the Fund received from writing the call options and the exercise price of the call options, which loss may be very substantial.
To the extent all or part of the Fund’s call options are covered, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received. The writer of an exchange-listed option on a security has no control over when during the exercise period of the option (which may be a single day or multiple days) it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it would be obligated to deliver the underlying security at the exercise price. Thus, the writing of call options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values and will limit the amount of appreciation the Fund can realize above the exercise price of an option.
The Fund may be required to sell investments from its portfolio to effect cash settlement (or transfer ownership of a stock or other instrument to physically settle) on any written call options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase the costs borne by Common Stockholders. The Fund may sell written call options over an exchange or in the OTC market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its options strategies will be effective. Moreover, OTC options may provide less favorable tax treatment than listed options.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	37

Notes to Financial Statements  (continued)
June 30, 2022 (Unaudited)
The value of options may be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, in the case of a call option written, by buying the option back. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.
Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.
The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
38	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Notes to Financial Statements  (continued)
June 30, 2022 (Unaudited)
Although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	39

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund).  Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds in the Columbia Fund family (collectively, the Columbia Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable funds, as determined by Broadridge;
•	Terms of the Management Agreement;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
40	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager.  Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage the Columbia Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund.  The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	41

Approval of Management Agreement  (continued)
(Unaudited)
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Columbia Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  With respect to the Fund, a closed-end Fund, the Board observed that although the Fund’s expense ratio was higher than the comparative closed-end fund peer group’s median expense ratio, the Fund is the only technology-focused fund in the universe.  The Board further observed that, unlike many technology-focused open-end funds, the Fund employs a unique options-writing strategy designed to cushion its downside performance.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing the Columbia Funds.  The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing the Columbia Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board observed that there is limited potential for economies of scale that would inure to the benefit of shareholders, given the closed-end nature of the Fund.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
 RESULTS OF MEETING OF STOCKHOLDERS
(Unaudited)
The 12th Annual Meeting of Stockholders of Columbia Seligman Premium Technology Growth Fund (the Fund) was held on June 21, 2022 at the Marquette Hotel, 710 S. Marquette Avenue, Minneapolis, MN 55402. Stockholders voted in favor of two Board of Directors’ recommended proposals. The description of each proposal and number of shares voted are as follows:
42	Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022

RESULTS OF MEETING OF STOCKHOLDERS  (continued)
(Unaudited)
Proposal 1
To elect four directors to the Fund’s Board of Directors to serve until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified was as follows:
Director	For	Withheld
Daniel J. Beckman	9,853,240	234,542
Douglas A. Hacker	9,829,559	258,223
Minor M. Shaw	9,810,707	277,075
Sandra L. Yeager	9,845,321	242,461
Proposal 2
To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2022:
For	Against	Abstain
9,956,953	139,808	84,345
Columbia Seligman Premium Technology Growth Fund, Inc. | Semiannual Report 2022	43

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Columbia Seligman Premium Technology Growth Fund, Inc.
290 Congress Street
Boston, MA 02210

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports and other regulatory filings by contacting your financial advisor or American Stock Transfer & Trust Company at 866.666.1532 or 6201 15th Avenue, Brooklyn, NY 11219. These reports and other filings can also be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR221_12_M01_(08/22)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The Fund has a share repurchase plan approved by the Fund's Board of Directors, which authorizes repurchases of the Fund's Common Stock in the open market at times when shares are trading at a discount from NAV and in an amount approximately sufficient to offset the growth in the number of common shares attributable to the reinvestment of the portion of its distributions to common stockholders attributable to distributions received from portfolio investments less Fund expenses. For the period ended June 30, 2022, the Fund didn't purchase any shares of its Common Stock in the open market.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Seligman Premium Technology Growth Fund, Inc
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	August 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	August 22, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	August 22, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	August 22, 2022